                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 11, 2000


                      HAVEN BANCORP, INC.
    (Exact name of registrant as specified in its charter)


                          DELAWARE
 (State or other jurisdiction of incorporation or organization)


                          000-21628
                    (Commission File Number)


                          11-3153802
             (I.R.S. Employer Identification No.)


         615 MERRICK AVENUE, WESTBURY, NEW YORK  11590
      (Address of principal executive offices)  (Zip Code)

                        (516) 683-4100
      (Registrant's telephone number, including area code)


                        NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

ITEM 5. OTHER EVENTS

     On March 24, 2000, Haven Bancorp, Inc. issued a press release regarding the Company retaining the services of the investment banking firm Lehman Brothers Inc. to explore strategic alternatives; the formation of an independent board committee to work with Lehman Brothers; and adopting a plan to reduce operating expenses. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


     On April 7, 2000, Haven Bancorp, Inc. issued a press release announcing the sale of parts of its residential mortgage origination division and the restructuring of the remainder of the division.
This press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)  Financial Statements of the Business Acquired.
              Not Applicable.

         (b)  Pro Forma Financial Information.
              Not Applicable.

         (c)  Exhibits.
              99.1  Press Release, dated March 24, 2000.
              99.2  Press Release, dated April 7, 2000.



                        SIGNATURE


Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HAVEN BANCORP, INC.
                                 (Registrant)



Date:  April 11, 2000     By:  /s/  Catherine Califano
                               ---------------------------
                                    Catherine Califano
                                    Senior Vice President and
                                      Chief Financial Officer